UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2006

THE COOPER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8597	94-2657368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588

(Address of principal executive offices)

(925) 460-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry Into a Material Definitive Agreement.

2006 Incentive Payment Plan

On March 20, 2006, the Organization and Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of The Cooper Companies, Inc. (the “Company”) approved amendments to the 2006 Incentive Payment Plan for the Company and its subsidiaries, CooperVision, Inc. and CooperSurgical, Inc., which was previously filed as Exhibit 99.1 to Cooper’s Form 8-K on December 20, 2005. A copy of the Amended and Restated 2006 Incentive Payment Plan (the “2006 IPP”) is attached hereto as Exhibit 10.1 and incorporated herein by reference. Performance targets for named participants employed by the Company are tied to the attainment of certain levels of consolidated net revenue, net income and adjusted cash flow as defined. For named participants employed by an operating subsidiary, performance targets are tied to the attainment by that business of specified levels of net revenue, operating income and adjusted cash flow as defined. The amendments to the plan exclude cash received for stock option exercises and impact of consolidated capital expenditures from calculation of adjusted cash flow, and exclude from the calculation of operating income any reduction for stock option expense. In addition, the amendments provide the Committee with discretion to reduce (by no more than 25%) a bonus which would otherwise be payable due to satisfaction of quantitative performance goals set forth in the 2006 Plan in order to take into account such qualitative factors as it may determine.

Second Amended and Restated 2001 Long Term Incentive Plan

At the annual meeting of stockholders of the Company held on March 21, 2006 (the “2006 Annual Meeting”), the Company’s stockholders approved the adoption of the Second Amended and Restated 2001 Long Term Incentive Plan (the “2001 LTIP”), which amended the 2001 LTIP to increase the number of shares of Company common stock subject to the plan by 600,000, to a total of 5,550,000 shares, and to increase the number of shares that may be granted as restricted stock awards by 150,000, to a total of 400,000 shares. A subsequent Amendment No. 5 to the 2001 LTIP (the “Amendment”), which was approved by the Board effective March 7, 2006 and did not require stockholder approval, modified the plan to further clarify that the Company may not buy out, for a payment in cash or shares of Company common stock, stock options outstanding under the plan which are out of the money (have an exercise price greater than the fair market value of the stock). This description is qualified by and subject to the full text of the 2001 LTIP, which was filed as Exhibit A to the Company’s Proxy Statement for the 2006 Annual Meeting filed on February 15, 2006 (the “2006 Proxy Statement”) and is incorporated herein by reference, and the full text of the Amendment, which was filed as Exhibit 10.1 to the Company’s Form 8-K filed on March 8, 2006 and is incorporated herein by reference.

2006 Long Term Incentive Plan for Non-Employee Directors

At the 2006 Annual Meeting, the Company’s stockholders also approved the adoption of the 2006 Long Term Incentive Plan for Non-Employee Directors (the “2006 Director Plan”), allowing for up to 650,000 shares of Company common stock to be issued as stock options or restricted stock, with no more than 40,000 shares issuable as restricted stock. A brief summary of the 2006 Director Plan is included as part of Proposal 4 in the 2006 Proxy Statement, and is qualified by and subject to the full text of the 2006 Director Plan, which was filed as Exhibit B to the 2006 Proxy Statement and is incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	The Cooper Companies, Inc. Amended and Restated 2006 Incentive Payment Plan.

10.2	The Cooper Companies, Inc. Second Amended & Restated 2001 Long Term Incentive Plan (incorporated by reference to Exhibit A to the Company’s Proxy Statement for its 2006 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on February 15, 2006).

10.3	Amendment No. 5 to Amended and Restated 2001 Long Term Incentive Plan of The Cooper Companies, Inc. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 8, 2006).

10.4	The 2006 Long Term Incentive Plan for Non-Employee Directors of The Cooper Companies, Inc. (incorporated by reference to Exhibit B to the Company’s Proxy Statement for its 2006 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on February 15, 2006).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COOPER COMPANIES, INC.

By	/s/ Carol R. Kaufman
Carol R. Kaufman
Senior Vice President of Legal Affairs, Secretary and Chief Administrative Officer

Dated: March 24, 2006

EXHIBIT INDEX

Exhibit No.	Description
10.1	The Cooper Companies, Inc. Amended and Restated 2006 Incentive Payment Plan.

10.2	The Cooper Companies, Inc. Second Amended & Restated 2001 Long Term Incentive Plan (incorporated by reference to Exhibit A to the Company’s Proxy Statement for its 2006 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on February 15, 2006).

10.3	Amendment No. 5 to Amended and Restated 2001 Long Term Incentive Plan of The Cooper Companies, Inc. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 8, 2006).

10.4	The 2006 Long Term Incentive Plan for Non-Employee Directors of The Cooper Companies, Inc. (incorporated by reference to Exhibit B to the Company’s Proxy Statement for its 2006 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on February 15, 2006).